BIT-133

Confidential treatment requested by the registrant for its submission of this draft registration statement pursuant to Securities and Exchange Commission Rule 83

Exhibit 10.4

Transfer Agency & Service Agreement

TRANSFER AGENCY AND SERVICE AGREEMENT

THIS AGREEMENT made and entered into this day of September 25, 2013, by and among CONTINENTAL STOCK TRANSFER & TRUST COMPANY, hereinafter referred to as “the Agent”, Bitcoin Investment Trust (the “Trust”) and Alternative Currency Asset Management, LLC (the “Company”), as Sponsor of the Trust.

IN THIS AGREEMENT the Agent and the Company agree that:

1. The Agent shall be and is hereby appointed transfer agent and registrar for the common units of fractional undivided beneficial interest (“Shares”) which represent ownership in the Trust.

2. The Agent is authorized to issue, register and countersign certificates of said Shares of the Company in such names and for such numbers of shares up to the full amount of such Shares which is authorized but unissued and to deliver such certificates and/or book entry positions as may be directed by resolution of the Managers of the Company or by written order of the President or a Vice-President and Secretary or Assistant Secretary or Treasurer and an opinion of counsel in form and substance satisfactory to it and such other documentation as it may require.

3. The Agent is authorized to accept for transfer and registration any outstanding certificates and/or book entry positions of said Shares properly endorsed and stamped as required by law, and to issue and countersign new certificates for a like number of shares of the same class of Shares in place thereof and to deliver such new certificates.

4. The Agent is authorized to accept for transfer and registration any outstanding certificates and/or book entry positions of said Shares properly endorsed and stamped as required by law, and to issue and countersign new certificates for a like number of Shares of the same class of Shares in place thereof and to deliver such new certificates.

5. Any certificates of the Shares issued, registered and countersigned by the Agent shall bear the actual or facsimile signature of the present or any future President, or Vice-President and Secretary or Assistant Secretary or Treasurer and the actual or facsimile seal of the Company. Should any officer die, resign or be removed from office prior to the issuance of any certificates of the Shares which bear his signature, the Agent may continue, until written notice to the contrary is received, to issue and register such certificates as and for the share certificates of the Company notwithstanding such death, resignation or removal, and such certificated when issued shall continue to be and to constitute valid certificates of Shares.

6. The Agent shall issue and register a new certificate or certificates of said shares in lieu of lost, destroyed, stolen certificate or certificates of Shares upon the order of the Company, evidenced by a certified copy of a resolution of the Managers, or written acknowledgement or direction of the President or Vice-President or Secretary or Treasurer, and upon the giving of a bond satisfactory to the Agent, protecting it and the Company from any loss. That the Agent is authorized and directed to open and maintain such ledgers and other books and to keep such records as may be required or deemed advisable in the performance of its agency.

BIT-134

Confidential treatment requested by the registrant for its submission of this draft registration statement pursuant to Securities and Exchange Commission Rule 83

Transfer Agency & Service Agreement

7. When certificates of the Shares shall be presented to it for transfer and registration, the Agent is hereby authorized to refuse to transfer and register the same until it is satisfied that the requested transfer is legally in order; and that the Company, shall indemnify and hold harmless the Agent, and the Agent shall incur no liability for the refusal, in good faith, to make transfers which it, in its judgment, deems improper or unauthorized. The Agent may rely upon the Uniform Commercial Code and generally accepted industry practice in effecting transfers, or delaying or refusing to effect transfers. If, on a transfer of a restricted item, company counsel fails to issue an opinion or to provide adequate reasons therefore within ten business days of a request to do so, the Agent is authorized, but not required, to process such transfer upon receipt of an appropriate opinion of presenter’s counsel.

8. When the Agent deems it expedient it may apply to the Company, or the counsel for the Company, or to its own counsel for instructions and advice, that the Company will promptly furnish or will cause its counsel to furnish such instructions and advice, and, for any action taken in accordance with such instructions or advice, or in case such instructions and advice shall not be promptly furnished as required by this resolution, the Company will indemnify and hold harmless the Agent from any and all liability, including attorney fees and court costs. The Agent may, at its discretion, but shall have no duty to prosecute or defend any action or suit arising out of authorizations hereby granted unless the Company shall, when requested, furnish it with funds or the equivalent to defray the costs of such prosecution or defense.

9. The Agent may deliver from time to time at its discretion, to the Company, for safekeeping or disposition by the Company in accordance with law, such records accumulated in the performance of its duties as it may deem expedient, and the Company assumes all responsibility for any failure thereafter to produce any paper, record or document so returned if, and when, required. The Agent may, without liability to the Company, refuse to perform any act in connection with this Agreement when, in good faith reliance on opinion of its counsel, it believes such act may subject it to civil or criminal liability under any statute or law of any state or of the United States and, in particular, under the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended.

10. The Company shall indemnify and hold harmless the Agent from any and all liability, including attorneys’ fees and court costs, for any action taken by the Agent in connection with its appointment and conduct as the Agent, except for the Agent’s own willful misconduct or gross negligence, and shall, at the request of the Agent, defend any action brought against the agent hereunder .

11. The Agent is authorized to forward certificates of Shares, Scrip and Warrants of the Company issued on transfer or otherwise by first class mail under a blanket bond of indemnity covering the non-receipt of such Shares, Scrip and Warrants by any of the shareholders of the Company, in which bond the Company and the Agent are directly or indirectly named as obligees;

BIT-135

Confidential treatment requested by the registrant for its submission of this draft registration statement pursuant to Securities and Exchange Commission Rule 83

Transfer Agency & Service Agreement

In the event of non-receipt by any shareholder of the Company of certificates of Shares, Scrip and Warrants so mailed, the Agent is authorized to issue and register new certificates of said Shares, Scrip and Warrants for a like amount in place thereof, upon receipt from the shareholders of an affidavit and proof of loss provided for under said blanket bond and the issuance by the Surety Company of an assumption of the loss under said blanket bond, all without further action or approval of the Board of Directors or the officers of the Company.

12. The proper officers of the Company be and they hereby are authorized and directed to deliver to the Agent a sufficient supply of blank share certificates and to renew such supply from time to time upon request of the Agent and to pay the Agent its prevailing fees and reimburse it for disbursements incurred by it when and as the same are billed to this Corporation which, to the extent such fees and disbursements remain unpaid, hereby grant to the Agent a lien on the books, records and other property of the Company in the custody or possession of the Agent.

13. The Agent is hereby authorized without any further action on part of the Company to appoint as successor Agent any corporation or company which may succeed to the business of the Agent by merger, consolidation or otherwise (such corporation or company being hereinafter called the “Successor”); the Successor to have the same authority and appointment contained in this resolution as if the Company itself had appointed it the Agent. The Successor shall, when appointed, be the Agent of the Company and not an Agent of the Agent. This contract is for an initial term of one year and may be terminated by the Company only upon written notice at least six months prior to the expiration of its term. Thereafter, it shall renew on its anniversary date for a period of two years, and will renew thereafter on each successive two year anniversary date with the same termination notice requirements.

14. The Secretary or Assistant Secretary be and hereby are instructed to lodge with the Agent, together with such certified documents, opinions of counsel, certificates, specimen signatures of officers and information as the Agent may require in connection with its duties as the Agent and immediately upon any change therein which might affect the Agent in its duties to give the Agent written notice and to furnish such additional certified documents, certificates, specimen signatures of officers and information as the Agent may require, it being understood and agreed that the Agent shall be fully protected and held harmless for the failure of the Agent to give proper and sufficient notice of any such change.

15. This document, when executed by the Company, shall constitute the full agreement between it and the Agent and shall not be amended or modified except in writing signed by both parties. The Agent shall act solely as agent for the Company under this Agreement and owes no duties hereunder to any other person or entity. The Agent undertakes to perform the duties and only the duties that are specifically set forth herein, and no implied covenants or obligations should be read into this Agreement against it.

16. The Agent understands and acknowledges that the Shares are being offered and sold in reliance on Rule 506(c) of Regulation D of the Securities and Exchange Commission, promulgated under Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”). The Agent understands and acknowledges that the Shares may not be transferred without registration under the 1933 Act and state securities laws or exemption thereunder.

17. This agreement shall be interpreted under the laws of the State of New York.

BIT-136

Confidential treatment requested by the registrant for its submission of this draft registration statement pursuant to Securities and Exchange Commission Rule 83

Transfer Agency & Service Agreement

AGREED AND ENTERED INTO the day and year first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

BY:	/s/ Leslie DeLuca

Its:	Director of Administration

Date:	9/25/2013

BITCOIN INVESTMENT TRUST

By: ALTERNATIVE CURRENCY ASSET MANAGEMENT, LLC, as Sponsor

BY:	/s/ Simcha Wurtzel

Its:	Controller

Date:	9/25/2013

ALTERNATIVE CURRENCY ASSET MANAGEMENT, LLC

BY:	/s/ Simcha Wurtzel

Its:	Controller

Date:	9/25/2013